Exhibit 99.1

             BancFirst Corporation Reports First Quarter Earnings

    OKLAHOMA CITY, April 20 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) today reported net income for the first quarter of 2004 of $8.2 million, compared to $8.6 million for the first quarter of 2003. Diluted earnings per share for the quarter were $1.03, compared to $1.07 per share for 2003. The decrease in net income was primarily due to continued margin compression from historically low interest rates coupled with higher operating costs. Net interest income for the first quarter of 2004 was $27.9 million, compared to $26.7 million in 2003. The net interest margin for the first quarter of 2004 was 4.20%, compared to 4.32% for the first quarter of 2003. Provision for loan losses in the first quarter of 2004 was $720,000 versus $783,000 in the same period of 2003. Noninterest expense increased
$1.60 million to $26.2 million. The increase is mainly due to higher personnel costs partly related to the Gold Bank and Lincoln Bank acquisitions consummated in the fourth quarter of 2003.
    The Company's assets totaled $3.05 billion at March 31, 2004, up from $2.84 billion at March 31, 2003. Total loans increased $121 million to $1.94 billion, from $1.82 billion at the end of the first quarter of 2003. Nonperforming assets at the end of the first quarter totaled $20.2 million, compared to $20.8 million a year earlier. Deposits grew $195 million to $2.67 billion at March 31, 2004, from $2.48 billion at the same date in 2003. Stockholders' equity increased to $264 million, from $243 million a year earlier.
    BancFirst Corporation is an Oklahoma based financial services holding company with over $3.0 billion in total assets. The company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 84 banking locations serving 43 communities across Oklahoma.
    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.


                            BancFirst Corporation
                        Summary Financial Information
                (Dollars in thousands, except per share data)

                                              2004
                                                                      Year-
                                Q1        Q2        Q3        Q4     To-Date
     Income Statement Data:
     Net interest income     $27,920                                 $27,920
     Provision for loan
      losses                     720                                     720
     Securities
      transactions               ---                                     ---
     Total noninterest
      income                  11,702                                  11,702
     Salaries and employee
      benefits                15,805                                  15,805
     Total noninterest
      expense                 26,191                                  26,191
     Net income                8,191                                   8,191
     Per Common Share Data:
     Net income-basic           1.05                                    1.05
     Net income-diluted         1.03                                    1.03
     Cash dividends
      declared                  0.25                                    0.25
     Common shares
      outstanding          7,830,040                               7,830,040
     Average common
      shares
       outstanding -
       Basic               7,825,530                               7,825,530
       Diluted             7,977,779                               7,977,779
     Performance Ratios:
     Return on average
      assets                    1.10%                                   1.10%
     Return on average
      equity                   12.19                                   12.19
     Net interest margin        4.20                                    4.20
     Efficiency ratio          66.10                                   66.10

                                               2003
                                                                    Year-
                              Q1        Q2        Q3        Q4     To-Date
     Income Statement Data:
                                                     $
     Net interest income     $26,740   $27,037    27,006   $28,350  $109,132
     Provision for loan
      losses                     783     1,062       524     1,354     3,722
     Securities
      transactions               617     2,462        --       204     3,283
     Total noninterest
      income                  11,780    13,976    11,464    11,574    48,793
     Salaries and employee
      benefits                14,015    14,366    14,552    14,393    57,326
     Total noninterest
      expense                 24,589    27,363    27,028    26,390   105,370
     Net income                8,598     8,072     7,391     7,821    31,882
     Per Common Share Data:
     Net income-basic           1.09      1.04      0.95      1.00      4.07
     Net income-diluted         1.07      1.02      0.93      0.98      4.00
     Cash dividends declared    0.22      0.22      0.25      0.25      0.94
     Common shares
      outstanding          7,808,281 7,803,239 7,815,364 7,822,637 7,822,637
     Average common shares
      outstanding -

       Basic               7,916,890 7,796,999 7,809,366 7,820,450 7,835,589
       Diluted             8,026,820 7,935,549 7,956,424 7,976,872 7,972,875
     Performance Ratios:
     Return on average
      assets                    1.25%     1.13%     1.04%     1.07%     1.12%
     Return on average
      equity                   13.92     13.12     11.73     12.21     12.74
     Net interest margin        4.32      4.21      4.22      4.32      4.27
     Efficiency ratio          63.83     66.72     70.26     67.70     66.72


                            BancFirst Corporation
                        Summary Financial Information
                                 (Continued)
                                                     2004
                                       Q1        Q2         Q3        Q4
     Balance Sheet Data:

     Total assets                 $3,051,815
     Total loans                   1,940,883
     Allowance for loan losses       (26,403)
     Securities                     581,059

     Deposits                     2,673,020
     Stockholders' equity           263,563
     Book value per common share      33.66
     Tangible book value per common
      share                           29.52
     Balance Sheet Ratios:
     Average loans to deposits        74.06%
     Average earning assets to total
      assets                          90.59
     Average stockholders' equity to
      average assets                   9.05
     Asset Quality Data:
     Past due loans                  $2,266
     Nonaccrual loans                13,663
     Restructured loans                 428
     Total nonperforming and
      restructured loans             16,357
     Other real estate owned and
      repossessed assets              3,796
     Total nonperforming and
      restructured assets            20,153
     Asset Quality Ratios:
     Nonperforming and restructured
      loans to total loans             0.84%
     Nonperforming and restructured
      assets to total assets           0.66
     Allowance to total loans          1.36
     Allowance to nonperforming and
      restructured loans             161.42

                                                     2003
                                       Q1        Q2         Q3        Q4
     Balance Sheet Data:

     Total assets              $2,838,292  $2,848,332  $2,820,045  $2,921,433

     Total loans                1,819,602   1,797,364   1,801,010   1,947,223
     Allowance for loan losses     24,694      25,004      24,890      26,148
     Securities                   545,991     530,644     525,520     564,735
     Deposits                   2,477,755   2,502,304   2,485,459   2,585,690
     Stockholders' equity         242,574     249,314     250,932     255,372
     Book value per common share    31.07       31.95       32.11       32.64
     Tangible book value per common
      share                         28.31       29.21       29.38       28.51
     Balance Sheet Ratios:
     Average loans to deposits      75.12%      72.29%      72.60%      73.37%
     Average earning assets
      to total assets               91.13       91.43       91.21       91.19
     Average stockholders' equity
      to average assets              8.96        8.65        8.87        8.78
     Asset Quality Data:
     Past due loans                $2,469      $1,521      $1,880      $2,674
     Nonaccrual loans              14,412      13,756      13,757      13,381
     Restructured loans               640         503         480         559
     Total nonperforming and
      restructured loans           17,521      15,780      16,117      16,614
     Other real estate owned and
      repossessed assets            3,254       2,934       2,696       3,939
     Total nonperforming and
      restructured assets          20,775      18,714      18,813      20,553
     Asset Quality Ratios:
     Nonperforming and restructured
      loans to total loans           0.96%       0.88%       0.89%      0.85%
     Nonperforming and restructured
      assets to total assets         0.73        0.66        0.67       0.70
     Allowance to total loans        1.36        1.39        1.38       1.34
     Allowance to nonperforming and
      restructured loans           140.94      158.45      154.43     157.39


                            BancFirst Corporation
                     Consolidated Average Balance Sheets
                         And Interest Margin Analysis
                           Taxable Equivalent Basis
                            (Dollars in thousands)

                              Three Months Ended
                                March 31, 2004

                                            Interest   Average
                                 Average     Income/    Yield/
                                 Balance     Expense     Rate

    ASSETS
    Earning assets:
      Loans                   $1,936,740     $28,680     5.96%
      Securities - taxable       527,526       5,081     3.87
      Securities - tax
       exempt                     37,515         601     6.44
      Federal funds sold         203,345         490     0.97
         Total earning assets  2,705,126      34,852     5.18

    Nonearning assets:
      Cash and due from banks    127,096
      Interest receivable
       and other assets          180,472
      Allowance for loan losses  (26,167)
         Total nonearning
          assets                 281,401
         Total assets         $2,986,528

    LIABILITIES AND
      STOCKHOLDERS' EQUITY
    Interest-bearing
     liabilities:
      Transaction deposits      $436,734       $ 317     0.29%

      Savings deposits           726,863       1,886     1.04
      Time deposits              757,755       3,368     1.79
      Short-term borrowings       29,301          79     1.09
      Long-term borrowings        10,045         157     6.28
      Junior subordinated
       debentures                 34,652         801     9.30
         Total
         interest-bearing
          liabilities          1,995,351       6,608     1.33

    Interest-free funds:
      Noninterest bearing
       deposits                  693,914
      Interest payable and
       other liabilities          27,033
      Stockholders' equity       270,230
         Total interest
          free-funds             991,177
         Total liabilities
           and stockholders'
            equity            $2,986,528
    Net interest income                      $28,244
    Net interest spread                                  3.85%
    Net interest margin                                  4.20%

SOURCE  BancFirst
    -0-                             04/20/2004
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    (BANF)

CO:  BancFirst Corporation
ST:  Oklahoma
IN:  FIN
SU:  ERN